UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2022
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001675928
SG Commercial Mortgage Securities Trust 2016-C5
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001641120
SG Commercial Mortgage Securities, LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001238163
Société Générale
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001632269
Benefit Street Partners CRE Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001624053
Argentic Real Estate Finance LLC (formerly known as Silverpeak Real Estate Finance LLC)
(Exact name of sponsor as specified in its charter)

New York	333-207074-01	38-4006840 38-4006841 38-7145147
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 278-6263
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the July 12, 2022 Distribution Date.  The Certificate Administrator was subsequently notified by the Master Servicer of a payment revision to the Class A-2 Certificateholders, the Class F Certificateholders and the Class G Certificateholders.  The payment revisions were made to reflect an additional unscheduled principal payment on the Plaza Mexico – Los Angeles Mortgage Loan (Loan Number 4 on Annex A-1 of the prospectus of the registrant relating to the issuing entity filed on July 19, 2016 pursuant to Rule 424(b)(2)), and will result in an additional principal payment to the Class A-2 Certificateholders in the amount of $36,000,000.00, an additional interest payment to the Class F Certificateholders in the amount of $25,761.92 and an additional interest payment to the Class G Certificateholders in the amount of $163,043.64.  The additional payments are expected to be made to the Certificateholders shortly after the funds have been received by the Certificate Administrator from the Master Servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SG Commercial Mortgage Securities, LLC
(Depositor)

/s/ Jim Barnard
Jim Barnard, Vice President & Treasurer

Date:  July 25, 2022